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                        Supplement dated August 24, 2000
                         To Prospectus dated May 1, 2000
                   For GE Life and Annuity Separate Account 4
                                   P1152 1/99


  The purpose of this supplement is to modify certain information contained in your prospectus dated May 1, 2000. The changes reflected in this supplement relate to the following sections of your prospectus:

Synopsis, When are my allocations effective? (page 17)

Delete the first two sentences in this section and the third is revised to read:

     Within two business days after we receive all the information necessary to process your purchase order, we will allocate your initial premium payment directly to the Guarantee Account and/or the Investment Subdivisions you choose.

Account 4, Investment Subdivisions (page 26)

The investment objective for Janus Aspen Series Capital Appreciation Portfolio is amended to read:

     Non-diversified portfolio pursuing long-term growth of capital. Pursues this objective by investing primarily in common stocks of companies of any size.

Account 4, Changes to Account 4 and the Investment Subdivisions (page 30)

Second paragraph, prior to the last sentence the following is added:

     We will not eliminate an Investment Subdivision without prior notice to you and before approval of the SEC.

The Policy, Purchase of the Policy (page 38)

Delete the last paragraph of this section and replace with the following:

     This Policy may be used with certain tax qualified retirement plans. The Policy includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefit; the purchase of this Policy does not provide additional tax deferral benefits beyond those provided in the qualified plan. Accordingly, if you are purchasing this Policy through a qualified plan, you should consider purchasing this Policy for its Death Benefit, income benefits, and other non-tax related benefits. Please consult a tax advisor for information specific to your circumstance in order to determine whether the Policy is an appropriate investment for you.

The Policy, Allocation of Premium Payments (page 39)

The first paragraph is amended to read:

     We place net premium purchase payments into the Separate Account's Investment Subdivisions, each of which invests in shares of a corresponding portfolio of the Funds, and/or the Guarantee Account, according to your instructions. You may allocate premium payments to up to ten Investment Subdivisions at any one time.

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Transfers, Transfer Before the Maturity Date (page 42)

First paragraph, prior to the last sentence the following is added:

     For this reason, there may be limitations placed on multiple transfer requests made at different times during the same Valuation Period involving the same Investment Subdivision of the Separate Account or the Guarantee Account.

Transfers, Transfer by Third Parties (page 43):

The last sentence is amended to read:

     Therefore, as described in your Policy, we may limit or disallow transfers made by a third party.

Transfers (page 43)

The following section is added after Transfers by Third Parties:

     ON LINE TRANSFERS

     We permit certain transactions to be performed through an electronic process using the Internet (including transfers). We may be liable for losses resulting from unauthorized or fraudulent electronic transactions if we fail to employ reasonable procedures to confirm that the electronic instructions that we receive our genuine. Therefore, we will employ means to prevent unauthorized or fraudulent electronic requests, such as sending written confirmation, retaining a record of electronic requests, and/or requesting other identifying information. Unless you notify us in writing not to authorize electronic transactions, such transactions will also will be accepted on your behalf from your registered representative. We reserve the right to limit electronic transactions.

     To request an electronic transaction, you should go to the Universal Resource Locator ("URL") established for such purposes, http://GEFinancialService.com. We will execute transfer requests received before the close of regular trading on the New York Stock Exchange on a Valuation Day at that day's prices. We will execute requests received after that time on the next Valuation Day at that day's prices.

Death Benefit, Optional Guaranteed Minimum Death Benefit Rider (page 52)

The last two sentences of the first paragraph are deleted.

The last paragraph of this section is amended to read:

     You may only purchase the optional GMDB Rider at the time of application. The Rider is effective on the Policy Date and will remain in effect while the Policy is in force and before income payments begin, or until the Policy anniversary following the date of receipt of the Owner's request to terminate the rider.

     We charge you for this benefit. This charge will not exceed .35% of the prior year's average Guaranteed Minimum Death Benefit. See Optional Guaranteed Minimum Death Benefit Charge.

     The optional GMDB Rider may not be available in all states or markets. In addition, to be eligible for this rider, the annuitant cannot be older than age 75 at the time of issue, unless we approve a different age.

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Income Payments, Variable Income Payments (page 56)

Item 2 is amended to read:

2. The annuity tables contained in the policy including the settlement age table;

Distribution of the Policies, Commissions (page 69)

The second sentence in the first paragraph is amended to read:

     Broker/dealers may receive aggregate commissions of up to 6% of your aggregate purchase payments.

Appendix, Adjusted Historical Performance Data (page A-1)

Second paragraph, third sentence on page A-1 is amended to read:

     The total returns shown in Table 1 reflect the Bonus Credit paid as well as the deduction of all fees and charges assessed under the Policy, that is, the portfolio expenses, the mortality and expense risk charge (deducted daily at an effective annual rate of 1.30% of Account Value), the administrative expense charge (deducted daily at an effective annual rate of .25% of Account Value), the annual policy maintenance charge of $25, and the surrender charge.

First paragraph, first sentence on page A-3 is amended to read:

     Based on the method of calculation described in the Statement of Additional Information, the adjusted historic average annual total returns for the portfolios for periods from a particular portfolio was declared effective by the SEC to December 31, 1999, and for the one, five and ten year periods ended December 31, 1999 is shown in Tables 2 and 3. The total returns of the portfolios reflect the Bonus Credit paid.

This Supplement should be retained with your Prospectus for future reference.

                       Customer Service Line: 800-352-9910

                      GE Life and Annuity Assurance Company
                             6610 West Broad Street
                            Richmond, Virginia 23230

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